Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5, dated as of August 10, 2022 (this “Amendment”), to the Second Amended and Restated Credit Agreement dated as of December 1, 2017 (as amended by Amendment No. 1, dated as of June 11, 2018, as further amended by Amendment No. 2, dated as of August 26, 2019, as further amended by Amendment No. 3 dated as of March 26, 2021, and further amended by Amendment No. 4, dated as of February 14, 2022, the “Existing 2022 Credit Agreement”, and as modified by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TREEHOUSE FOODS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto, each L/C Issuer from time to time party thereto, and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), Swing Line Lender and a L/C Issuer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Existing 2022 Credit Agreement, as amended by this Amendment.

The parties hereto have agreed to amend the Existing 2022 Credit Agreement to provide for certain amendments to the terms hereof as agreed by the Borrower and the Lenders party hereto and as further set forth herein.

Accordingly, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto covenant and agree as follows:

SECTION 1. Amendments to Existing 2022 Credit Agreement. Subject to the conditions to effectiveness set forth in Section 2 below, the Existing 2022 Credit Agreement is amended as follows:

(a)Section 1.01 of the Existing 2022 Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“Amendment No. 5 Fee Letter” means the letter agreement, dated August 10, 2022, among the Borrower, Bank of America and BofA.

“Meal Preparation Divestiture” means the divestiture or other Disposition, in one or more transactions (which may include asset dispositions, equity dispositions, or a combination of the foregoing), of all or a substantial portion of the assets used in, and/or business units and product lines constituting, the Loan Parties’ meal preparation business.

(b)Section 1.01 of the Existing 2022 Credit Agreement is hereby amended by deleting the last sentence of the definition of “Consolidated EBITDA” in its entirety and inserting, in lieu thereof, the sentence “For purposes of determining the Consolidated Net Leverage Ratio or the Secured Net Leverage Ratio, there shall be excluded in determining Consolidated EBITDA for any Test Period the disposed Consolidated EBITDA of or attributable to any person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Borrower or any Restricted Subsidiary during such Test Period (except in connection with any Meal Preparation Divestiture) and the Consolidated EBITDA of or attributable to any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such Test Period, based on the actual Consolidated EBITDA of or attributable to such sold entity or business or the actual Consolidated EBITDA of or attributable to any converted Unrestricted Subsidiary for such Test Period (including the portion thereof occurring prior to such sale, transfer, disposition or conversion).”

(c)Section 7.02(y) of the Existing 2022 Credit Agreement is hereby amended to delete the language “[Reserved]” therein in its entirety, and insert in lieu thereof the language “Investments pursuant to a credit facility, in a principal amount not to exceed $50,000,000 at any time outstanding, provided by the Loan Parties to any Person that comprises or owns, directly or indirectly, any business unit Disposed of by the Loan Parties”.

(d)Section 7.05(o) of the Existing 2022 Credit Agreement is hereby amended to delete the language “the consideration for any such Disposition shall be at least 70% cash or Cash Equivalents (the “Cash Consideration Requirement”)” therein in its entirety, and insert in lieu thereof the language “the consideration for any such Disposition shall be at least 70% (or, in the case of any Meal Preparation Divestiture, at least 65%) cash or Cash Equivalents (the “Cash Consideration Requirement”)”.

SECTION 2. Effectiveness. The amendments set forth in Section 1 shall become binding and effective on the parties hereto upon the satisfaction or waiver of the following conditions precedent (the date upon which this Amendment becomes effective, the “Amendment No. 5 Effective Date”):

(a)the Administrative Agent’s receipt of the following, each properly executed by a Responsible Officer of the signing Loan Party, each dated as of the Amendment No. 5 Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment No. 5 Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

(i)executed counterparts of this Amendment from the Borrower, the Guarantors, the Administrative Agent and Lenders constituting the Required Lenders;

(ii)the Amendment No. 5 Fee Letter, duly executed by the parties thereto; and

(iii)a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 2(b) and 2(c) have been satisfied.

(b)Both immediately before and immediately after giving effect to this Amendment on the date hereof, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, shall be true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any representation or warranty, such representation or warranty shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any representation or warranty, such representation or warranty shall be true and correct in all respects) as of such earlier date.

(c)No Default or Event of Default shall exist, or will result from the execution of this Amendment, on the Amendment No. 5 Effective Date.

(d)There shall not have occurred since December 31, 2021 any event or circumstance that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect.

(e)All accrued costs, fees and expenses (including reasonable and documented legal fees and expenses and the reasonable and documented fees and expenses of any other advisors) and other compensation payable to the Administrative Agent or any Lender required to be paid on the Amendment No. 5 Effective Date pursuant to the Amendment No. 5 Fee Letter, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 5 Effective Date (or such later date as the Borrower may reasonably agree), shall have been paid.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof:

(a)The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not conflict with or result in any material breach or contravention of, or the creation of any Lien under (other than Liens permitted by clause (a) of Section 7.01 of the Credit Agreement), or require any payment to be made under any material Contractual Obligation to which such Person is a party or affecting such Person or its properties or any of its Subsidiaries; (iii) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iv) violate any Law in any material respect.

(b)No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Amendment except such approvals, consents, exemptions, authorizations or other actions as have been made or obtained, as applicable, and are in full force and effect.

(c)This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Credit Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(d)Both immediately before and immediately after giving effect to this Amendment on the date hereof, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any representation or warranty, such representation or warranty shall be required to be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any representation or warranty, such representation or warranty shall be required to be true and correct in all respects) as of such earlier date.

(e)No Default or Event of Default exists, or will result from the execution of this Amendment on the Amendment No. 5 Effective Date.

SECTION 4. Fees; Costs and Expenses; Agreements.

(a)The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses in connection with this Amendment as and to the extent required pursuant to Section 10.04(a) of the Credit Agreement, including the fees, charges and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP.

(b)The Borrower agrees, within 5 Business Days of the date on which the Loan Parties shall have received $400,000,000, in the aggregate, of Net Cash Proceeds as consideration in the Meal Preparation Divestiture (such date, the “Meal Prep Trigger Date”), to apply $400,000,000 to prepay the Term Loans, it being agreed that such prepayment shall be deemed a timely prepayment in accordance and compliance with Section 2.05(b)(iii) of the Credit Agreement.

(c)The Borrower agrees, within 10 Business Days of the Meal Prep Trigger Date, to give notice to the Administrative Agent in accordance with Section 2.06(a) of the Credit Agreement of a reduction of the Revolving Credit Commitments to an aggregate amount of $500,000,000 (such reduction, the “Revolver Reduction”), which Revolver Reduction shall be effected within 3 Business Days of such notice.

SECTION 5. Non-Reliance on Administrative Agent. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis, appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decisions to enter into this Amendment. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Amendment, the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, or any L/C Issuer constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. So long as this Amendment shall have become binding and effective on the parties hereto as of the date hereof in accordance with the provisions of Section 2, delivery of an executed counterpart of a signature page to this Amendment by any other Lender shall, immediately upon delivery, bind such Lender as a Lender to the terms of this Amendment and this Amendment shall be binding and effective as to such Lender in accordance with Section 2. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (including PDF) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act.

SECTION 7. Severability. If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Submission to Jurisdiction. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE COLLATERAL DOCUMENTS OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE COLLATERAL DOCUMENTS OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

SECTION 10. WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE COLLATERAL DOCUMENTS, OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 9. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 11. SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE EXISTING 2022 CREDIT AGREEMENT. NOTHING IN THIS

AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 12. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i)(A) the arranging and other services regarding this Amendment provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby, by the Credit Agreement and by the other Loan Documents; (ii) (A) each of the Administrative Agent and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) none of the Administrative Agent or any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein, in the Credit Agreement and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent or any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 13. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 14. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the Existing 2022 Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing 2022 Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing 2022 Credit Agreement or any other Loan Document in similar or different circumstances. Except as expressly set forth herein or in the Credit Agreement, the parties hereto acknowledge and agree that this Amendment and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing 2022 Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 5 Effective Date. This Amendment shall apply and be effective only with respect to the matters set forth herein. After the date hereof, any reference to the Credit Agreement shall mean the Existing 2022 Credit Agreement, as modified hereby.

SECTION 15. Loan Document. This Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.
TREEHOUSE FOODS, INC., as Borrower

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer

BAY VALLEY FOODS, LLC, as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer
STURM FOODS, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer

S.T. SPECIALTY FOODS, INC., as Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer
ASSOCIATED BRANDS, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

TREEHOUSE PRIVATE BRANDS, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer

TREEHOUSE FOODS SERVICES, LLC, as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer
LINETTE QUALITY CHOCOLATES, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer
RALCORP FROZEN BAKERY PRODUCTS, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer
COTTAGE BAKERY, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

THE CARRIAGE HOUSE COMPANIES, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer
AMERICAN ITALIAN PASTA COMPANY, as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer

PROTENERGY HOLDINGS, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer
PROTENERGY NATURAL FOODS, INC., as a Guarantor

By: /s/ Michael Kim
Name: Michael Kim
Title: Vice President and Treasurer
[Signature Page to Amendment No. 5]

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ John Dorost
Name: John Dorost
Title: Vice President

[Signature Page to Amendment No. 5]

BANK OF AMERICA, N.A., as a Lender

By: /s/ John Dorost
Name: John Dorost
Title: Vice President

[Signature Page to Amendment No. 5]

Bank of the West, as a Lender

By: /s/ Trevor Svoboda
Name: Trevor Svoboda
Title: Managing Director

[Signature Page to Amendment No. 5]

Bank of Montreal, as a Lender

By: /s/ Katherine Robinson
Name: Katherine Robinson
Title: Managing Director

[Signature Page to Amendment No. 5]

Citizens Bank, N.A, as a Lender

By: /s/ Kristina Malcolm
Name: Kristina Malcolm
Title: Senior Vice President

[Signature Page to Amendment No. 5]

CoBank, ACB, as a Lender

By: /s/ Jake Good
Name: Jake Good
Title: Vice President
[Signature Page to Amendment No. 5]

COMPEER FINANCIAL, PCA, as a Lender

By: /s/ Betty Janelle
Name: Betty Janelle
Title: Director, Capital Markets

[Signature Page to Amendment No. 5]

COOPERATIEVE RABOBANK U.A., NEW YORK, as a Lender

By: /s/ Michael Falter
Name: Michael Falter
Title: Managing Director

By: /s/ Regan Rybarczyk
Name: Regan Rybarczyk
Title: Vice President
[Signature Page to Amendment No. 5]

CREDIT SUISSE AG, NEW YORK BRANCH as a Lender

By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By: /s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael L. Laurie
Name: Michael L. Laurie
Title: Managing Director

[Signature Page to Amendment No. 5]

First Independence Bank , as a Lender

By: /s/ James T. Dunn
Name: James T. Dunn
Title: EVP. COO

[Signature Page to Amendment No. 5]

JPMORGAN CHASE BANK N.A., as a Lender

By: /s/ Richard D. Barritt
Name: Richard D. Barritt
Title: Executive Director

[Signature Page to Amendment No. 5]

MUFG Union Bank, N.A., as a Lender

By: /s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

The Northern Trust Company, as a Lender

By: /s/ Naml Muhammad
Name: Naml Muhammad
Title: 2nd Vice President

[Signature Page to Amendment No. 5]

TD Bank N.A., as a Lender

By: /s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page to Amendment No. 5]

TRUIST BANK, as a Lender

By: /s/ Tesha Winslow
Name: Tesha Winslow
Title: Director
[Signature Page to Amendment No. 5]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Donna Benson
Name: Donna Benson
Title: Assistant Vice President

[Signature Page to Amendment No. 5]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Ryan Tegeler
Name: RYan Tegeler
Title: Vice President

[Signature Page to Amendment No. 5]